                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                    CASE NO. 03-51775 msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc           03-51777 msj, 03-51778
       ReplayTV, Inc                    CHAPTER 11
       Sensory Science Corporation      MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:          Apr-03                PETITION DATE:    03/21/03

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in   $1
                          --

                                                                     END OF CURRENT         END OF PRIOR              AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                         MONTH                MONTH                      FILING
                                                                      -------------      -----------------            -------------
    a.  Current Assets                                                 $91,632,195           $167,641,723             $167,641,723
                                                                      -------------      -----------------
    b.  Total Assets                                                   $91,632,195           $171,565,518             $171,565,518
                                                                      -------------      -----------------            -------------
    c.  Current Liabilities                                             $1,898,972           $259,140,287             $259,140,287
                                                                      -------------      -----------------
    d.  Total Liabilities                                             $263,749,006           $283,757,820             $283,757,820
                                                                      -------------      -----------------            -------------

                                                                                                                        CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH               (CASE TO DATE)
                                                                      -------------      -----------------            -------------
    a.  Total Receipts                                                 $47,928,364                                              $0
                                                                      -------------      -----------------            -------------
    b.  Total Disbursements                                            $12,949,434                                              $0
                                                                      -------------      -----------------            -------------
    c.  Excess (Deficiency) of Receipts Over Disbursements
        (a - b)                                                        $34,978,930                     $0                       $0
                                                                      -------------      -----------------            -------------
    d.  Cash Balance Beginning of Month                                 $3,064,884                                              $0
                                                                      -------------      -----------------            -------------
    e.  Cash Balance End of Month (c + d)                              $38,043,814                     $0                       $0
                                                                      -------------      -----------------            -------------

                                                                                                                       CUMULATIVE
                                                                      CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                                      -------------      -----------------            -------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    ($69,349,208)
                                                                      -------------      -----------------            -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $449,331
                                                                      -------------      -----------------            -------------
6.  POST-PETITION LIABILITIES                                           $1,898,972
                                                                      -------------      -----------------            -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                      $0
                                                                      -------------      -----------------            -------------

AT THE END OF THIS REPORTING MONTH:                                                            YES                          NO
                                                                                         -----------------            -------------
8.  Have any payments been made on pre-petition debt, other                              X (Exhibits 1a/b)
    than payments in the normal                                                          -----------------            -------------
    course to secured creditors or lessors? (if yes, attach
    listing including date of
    payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes,                                  X (Exhibit 2)
    attach listing including date of                                                     -----------------            -------------
    payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments                                               X
    approved by the court?                                                               -----------------            -------------
11. Have any payments been made to officers, insiders,                                       X (Exhibit 3)
    shareholders, relatives?  (if yes,                                                   -----------------            -------------
    attach listing including date of payment, amount and
    reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and                                            X
    for general liability?                                                               -----------------            -------------
13. Are a plan and disclosure statement on file?                                                                                  X
                                                                                         -----------------            -------------
14. Was there any post-petition borrowing during this                                                                             X
    reporting period?                                                                    -----------------            -------------

15. Check if paid: Post-petition taxes   X   ;   U.S. Trustee Quarterly Fees   X   ;  Check if filing is current for: Post-petition
                                       -----                                 ------
    tax reporting and tax returns:       X   .
                                       -----

    (Attach explanation, if post-petition taxes or U.S. Trustee
    Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   05/20/03           /s/ Marcus Smith
        --------           ----------------------------------------------------
                           Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 04/30/03

    ASSETS

                                                                            FROM SCHEDULES                       MARKET VALUE
                                                                            --------------                       ------------
     CURRENT ASSETS

 1     Cash and cash equivalents - unrestricted                                                                  $37,616,246
                                                                                                                 ------------
 2     Cash and cash equivalents - restricted                                                                       $427,568
                                                                                                                 ------------
 3     Accounts receivable (net)                                                A                                   $449,331
                                                                                                                 ------------
 4     Inventory                                                                B                                   $495,000
                                                                                                                 ------------
 5     Prepaid expenses                                                                                           $5,412,292
                                                                                                                 ------------
 6     Professional retainers
                                                                                                                 ------------
 7     Other:      UMC Investment @ FMV                                                                           $47,231,758
               ---------------------------------------------------------                                         ------------
       -----------------------------------------------------------------                                         ------------

 8
                                                                                                                 ------------
 9                     TOTAL CURRENT ASSETS                                                                      $91,632,195
                                                                                                                 ------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)
10     Real property                                                            C                                         $0
                                                                                                                 ------------
11     Machinery and equipment                                                  D                                         $0
                                                                                                                 ------------
12     Furniture and fixtures                                                   D                                         $0
                                                                                                                 ------------
13     Office equipment                                                         D                                         $0
                                                                                                                 ------------
14     Leasehold improvements                                                   D                                         $0
                                                                                                                 ------------
15     Vehicles                                                                 D                                         $0
                                                                                                                 ------------
16     Other:                                                                   D
               ---------------------------------------------------------                                         ------------
17                                                                              D
               ---------------------------------------------------------                                         ------------
18                                                                              D
               ---------------------------------------------------------                                         ------------
19                                                                              D
               ---------------------------------------------------------                                         ------------
20                                                                              D
               ---------------------------------------------------------                                         ------------


21                     TOTAL PROPERTY AND EQUIPMENT                                                                       $0
                                                                                                                 ------------
     OTHER ASSETS

22     Loans to shareholders
                                                                                                                 ------------
23     Loans to affiliates
               ---------------------------------------------------------                                         ------------
24
               ---------------------------------------------------------                                         ------------
25
               ---------------------------------------------------------                                         ------------
26
               ---------------------------------------------------------                                         ------------
27
               ---------------------------------------------------------                                         ------------
28                     TOTAL OTHER ASSETS                                                                                 $0
                                                                                                                 ------------
29                     TOTAL ASSETS                                                                              $91,632,195
                                                                                                                 ============

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
     POST-PETITION

      CURRENT LIABILITIES
30     Salaries and wages                                                                                          $1,409,045
                                                                                                                 -------------
31     Payroll taxes
                                                                                                                 -------------
32     Real and personal property taxes
                                                                                                                 -------------
33     Income taxes                                                             $0.0000
                                                                                                                 -------------
34     Sales taxes
                                                                                                                 -------------
35     Notes payable (short term)
                                                                                                                 -------------
36     Accounts payable (trade)                                                 A                                    $489,927
                                                                                                                 -------------
37     Real property lease arrearage
                                                                                                                 -------------
38     Personal property lease arrearage
                                                                                                                 -------------
39     Accrued professional fees
                                                                                                                 -------------
40     Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                 -------------
41     Other:
               ---------------------------------------------------------                                         ------------
42
               ---------------------------------------------------------                                         ------------
43
               ---------------------------------------------------------                                         ------------

44     TOTAL CURRENT LIABILITIES                                                                                   $1,898,972
                                                                                                                 -------------
45    LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                 -------------
46     TOTAL POST-PETITION LIABILITIES                                                                             $1,898,972
                                                                                                                 -------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47     Secured claims                                                           F                                          $0
                                                                                                                 -------------
48     Priority unsecured claims                                                F                                          $0
                                                                                                                 -------------
49     General unsecured claims                                                 F                                          $0
                                                                                                                 -------------
50     TOTAL PRE-PETITION LIABILITIES                                                                            $261,850,034
                                                                                                                 -------------
51     TOTAL LIABILITIES                                                                                         $263,749,006
                                                                                                                 -------------
    EQUITY (DEFICIT)

52     Retained Earnings/(Deficit) at time of filing                                                             ($644,469,546)
                                                                                                                 --------------
53     Capital Stock                                                                                              $419,094,388
                                                                                                                 --------------
54     Additional paid-in capital                                                                                 $156,761,274
                                                                                                                 --------------
55     Cumulative profit/(loss) since filing of case                                                              ($69,349,208)
                                                                                                                 --------------
56     Post-petition contributions/(distributions) or (draws)
                                                                                                                 --------------
57
               ---------------------------------------------------------                                         --------------
58     Market value adjustment                                                  (UMC mark to market)              ($34,153,719)
                                                                                                                 --------------
59                     TOTAL EQUITY (DEFICIT)                                                                    ($172,116,811)
                                                                                                                 --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $91,632,195
                                                                                                                 ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings                    ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE             PAST DUE
                                                 [PRE AND POST PETITION]     [POST PETITION]          POST PETITION DEBT
                                                 -----------------------     ---------------          ------------------
        0 -30 Days                                       $354,567              $489,927
                                                       -----------             -----------
        31-60 Days                                       $209,407
                                                       -----------             -----------
        61-90 Days                                       $209,903                                                   $0
                                                       -----------             -----------                 -----------
        91+ Days                                         $698,988
                                                       -----------             -----------
        Total accounts receivable/payable              $1,472,865              $489,927
                                                       -----------             ===========
        Allowance for doubtful accounts                $1,023,534
                                                       -----------
        Accounts receivable (net)                        $449,331
                                                       ===========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                        COST OF GOODS SOLD
----------------------------------                        ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH     INVENTORY BEGINNING OF MONTH                        20378540
                                         ------------                                                   --------------
                                                          Add -
        Retail/Restaurants -                               Net purchase
                                                                                                        --------------
          Product for resale                 $495,000      Direct labor
                                        --------------                                                  --------------
                                                           Manufacturing overhead
                                                                                                        --------------
        Distribution -                                     Freight in
                                                                                                        --------------
          Products for resale                              Other:
                                        --------------                                                  --------------
                                                           Net disposition of non-modem inventory         ($17,647,434)
                                                          --------------------------------------------  --------------
                                                          --------------------------------------------  --------------
        Manufacturer -
          Raw Materials
                                        --------------
          Work-in-progress                                Less -
                                        --------------
          Finished goods                                   Inventory End of Month                             $495,000
                                        --------------                                                  --------------
                                                           Shrinkage
                                                                                                        --------------
        Other - Explain                                    Personal Use
                                        --------------                                                  --------------
        -----------------------
        -----------------------                            Cost of Goods Sold                               $2,236,106
                                                                                                        ==============
            TOTAL                            $495,000
                                        ==============

  METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory used.
            Yes   X           No
                ------           ------


  How often do you take a complete physical inventory?          Valuation methods -
                                                                   FIFO cost                              X
                                                                                                       ------
    Weekly                                                         LIFO cost
                      -------------                                                                    ------
    Monthly                                                        Lower of cost or market                X
                      -------------                                                                    ------
    Quarterly                                                      Retail method
                      -------------                                                                    ------
    Semi-annually                                                  Other
                      -------------                                                                    ------
    Annually          X                                            Explain
                      -------------

Date of last physical inventory was  12/31/2002 0:00
                                     ---------------           ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
Date of next physical inventory is        n/a
                                     ---------------           ---------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                 COST                MARKET VALUE
                                                                                      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                       $0
                                                                                      =================        ================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                 COST                 MARKET VALUE
                                                                                      -----------------        ----------------
Machinery & Equipment -
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                      $0
                                                                                      =================        ================

Furniture & Fixtures -
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                      $0
                                                                                      =================        ================

Office Equipment -
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                      $0
                                                                                      =================        ================

Leasehold Improvements -
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                      $0
                                                                                      =================        ================

Vehicles -
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             -------------------------------------------------------------------      -----------------        ----------------
             Total                                                                                  $0                      $0
                                                                                      =================        ================

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   04/30/03
                                                --------

              CURRENT MONTH
    -----------------------------------                                                         CUMULATIVE    NEXT MONTH
    ACTUAL       FORECAST      VARIANCE                                                       (CASE TO DATE)   FORECAST
    ------       --------      --------                                                       --------------  ----------
                                              REVENUES:

  $7,242,256                  $7,242,256    1   Gross Sales                                      $7,242,256
-------------  -----------  -------------                                                      -------------  ----------
  $4,063,280                 ($4,063,280)   2   less: Sales Returns & Allowances                 $4,063,280
-------------  -----------  -------------                                                      -------------  ----------
  $3,178,976           $0     $3,178,976    3   Net Sales                                        $3,178,976          $0
-------------  -----------  -------------                                                      -------------  ----------
  $2,236,107                 ($2,236,107)   4   less: Cost of Goods Sold    (Schedule 'B')       $2,236,107
-------------  -----------  -------------                                                      -------------  ----------
    $942,869           $0       $942,869    5   Gross Profit                                       $942,869          $0
-------------  -----------  -------------                                                      -------------  ----------
                                      $0    6   Interest                                                 $0
-------------  -----------  -------------                                                      -------------  ----------
    $150,226                    $150,226    7   Other Income:                                      $150,226
-------------  -----------  -------------                          --------------------------  -------------  ----------
                                      $0    8
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0    9
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
  $1,093,095           $0     $1,093,095   10       TOTAL REVENUES                               $1,093,095          $0
-------------  -----------  -------------                                                      -------------  ----------
                                              EXPENSES:

    $209,673                   ($209,673)  11   Compensation to Owner(s)/Officer(s)                $209,673
-------------  -----------  -------------                                                      -------------  ----------
  $1,213,359                 ($1,213,359)  12   Salaries                                         $1,213,359
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   13   Commissions                                              $0
-------------  -----------  -------------                                                      -------------  ----------

     $99,165                    ($99,165)  14   Contract Labor                                      $99,165
-------------  -----------  -------------                                                      -------------  ----------
                                                Rent/Lease:
      $7,350                     ($7,350)  15   Personal Property                                    $7,350
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   16       Real Property                                        $0
-------------  -----------  -------------                                                      -------------  ----------
    $167,526                   ($167,526)  17   Insurance                                          $167,526
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   18   Management Fees                                          $0
-------------  -----------  -------------                                                      -------------  ----------
    $159,065                   ($159,065)  19   Depreciation                                       $159,065
-------------  -----------  -------------                                                      -------------  ----------
                                                Taxes:
    $228,813                   ($228,813)  20       Employer Payroll Taxes                         $228,813
-------------  -----------  -------------                                                      -------------  ----------
     $12,760                    ($12,760)  21       Real Property Taxes                             $12,760
-------------  -----------  -------------                                                      -------------  ----------
      $2,915                     ($2,915)  22       Other Taxes                                      $2,915
-------------  -----------  -------------                                                      -------------  ----------
    $931,305                   ($931,305)  23   Other Selling                                      $931,305
-------------  -----------  -------------                                                      -------------  ----------
    $251,920                   ($251,920)  24   Other Administrative                               $251,920
-------------  -----------  -------------                                                      -------------  ----------
    $777,750                   ($777,750)  25   Interest                                           $777,750
-------------  -----------  -------------                                                      -------------  ----------
  $1,461,364                 ($1,461,364)  26   Other Expenses:    amortization                  $1,461,364
-------------  -----------  -------------                          --------------------------  -------------  ----------
                                      $0   27
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   28
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   29
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   30
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   31
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   32
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   33
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
                                      $0   34
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
  $5,522,965           $0    ($5,522,965)  35       TOTAL EXPENSES                               $5,522,965          $0
-------------  -----------  -------------                                                      -------------  ----------
 ($4,429,870)          $0    ($4,429,870)  36 SUBTOTAL                                          ($4,429,870)         $0
-------------  -----------  -------------                                                      -------------  ----------
                                                REORGANIZATION ITEMS:

   ($555,000)                   $555,000   37   Professional Fees                                 ($555,000)
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   38   Provisions for Rejected Executory Contracts
-------------  -----------  -------------                                                      -------------  ----------
        $979                        $979   39   Interest Earned on Accumulated Cash from               $979
-------------  -----------  -------------       Resulting Chp 11 Case                          -------------  ----------
($64,359,567)               ($64,359,567)  40   Gain or (Loss) from Sale of Equipment          ($64,359,567)
-------------  -----------  -------------                                                      -------------  ----------
     ($5,750)                     $5,750   41   U.S. Trustee Quarterly Fees                         ($5,750)
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   42
-------------  -----------  -------------     -----------------------------------------------  -------------  ----------
($64,919,338)          $0   ($64,919,338)  43        TOTAL REORGANIZATION ITEMS                ($64,919,338)         $0
-------------  -----------  -------------                                                      -------------  ----------
($69,349,208)          $0   ($69,349,208)  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  ($69,349,208)         $0
-------------  -----------  -------------                                                      -------------  ----------
                                      $0   45   Federal & State Income Taxes
-------------  -----------  -------------                                                      -------------  ----------
($69,349,208)          $0   ($69,349,208)  46 NET PROFIT (LOSS)                                ($69,349,208)         $0
=============  ===========  =============                                                      =============  ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS          31-60 DAYS          61-90 DAYS         91+ DAYS         TOTAL
                                          ---------          ----------          ----------         --------         -----
Federal
        Income Tax Withholding                                                                                             $0
                                       --------------      ---------------     --------------     ------------    ------------
        FICA - Employee                                                                                                    $0
                                       --------------      ---------------     --------------     ------------    ------------
        FICA - Employer                                                                                                    $0
                                       --------------      ---------------     --------------     ------------    ------------
        Unemployment (FUTA)                                                                                                $0
                                       --------------      ---------------     --------------     ------------    ------------
        Income                                                                                                             $0
                                       --------------      ---------------     --------------     ------------    ------------
        Other (Attach List)                                                                                                $0
                                       --------------      ---------------     --------------     ------------    ------------
TOTAL FEDERAL TAXES                               $0                   $0                 $0               $0              $0
                                       --------------      ---------------     --------------     ------------    ------------
STATE AND LOCAL
        Income Tax Withholding                                                                                             $0
                                       --------------      ---------------     --------------     ------------    ------------
        Unemployment (UT)                                                                                                  $0
                                       --------------      ---------------     --------------     ------------    ------------
        Disability Insurance (DI)                                                                                          $0
                                       --------------      ---------------     --------------     ------------    ------------
        Empl. Training Tax (ETT)                                                                                           $0
                                       --------------      ---------------     --------------     ------------    ------------
        Sales                                                                                                              $0
                                       --------------      ---------------     --------------     ------------    ------------
        Excise                                                                                                             $0
                                       --------------      ---------------     --------------     ------------    ------------
        Real property                                                                                                      $0
                                       --------------      ---------------     --------------     ------------    ------------
        Personal property                                                                                                  $0
                                       --------------      ---------------     --------------     ------------    ------------
        Income                                                                                                             $0
                                       --------------      ---------------     --------------     ------------    ------------
        Other (Attach List)                                                                                                $0
                                       --------------      ---------------     --------------     ------------    ------------
TOTAL STATE & LOCAL TAXES                         $0                   $0                 $0               $0              $0
                                       --------------      ---------------     --------------     ------------    ------------
TOTAL TAXES                                       $0                   $0                 $0               $0              $0
                                       ==============      ===============     ==============     ============    ============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                 CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT                AMOUNT (B)
-------------------------------------------                      ------                ----------
        Secured claims  (a)
                                                            -----------------       ---------------
        Priority claims other than taxes
                                                            -----------------       ---------------
        Priority tax claims
                                                            -----------------       ---------------
        General unsecured claims
                                                            -----------------       ---------------

         (a)      List total amount of claims even it under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1           ACCOUNT 2           ACCOUNT 3          ACCOUNT 4
                                             ---------           ---------           ---------          ---------
Bank
                                          -----------------  ------------------   -----------------   ---------------
Account Type
                                          -----------------  ------------------   -----------------   ---------------
Account No.
                                          -----------------  ------------------   -----------------   ---------------
Account Purpose
                                          -----------------  ------------------   -----------------   ---------------
Balance, End of Month
                                          -----------------  ------------------   -----------------   ---------------
Total Funds on Hand for all Accounts                    $0
                                          =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                               FOR THE MONTH ENDED
                                                    --------

                                                                                      Actual                      Cumulative
                                                                                    Current Month               (Case to Date)
                                                                                    -------------               --------------
     CASH RECEIPTS
1      Rent/Leases Collected
                                                                                -----------------------     ----------------------
2      Cash Received from Sales                                                                     $0
                                                                                -----------------------     ----------------------
3      Interest Received                                                                            $0
                                                                                -----------------------     ----------------------
4      Borrowings
                                                                                -----------------------     ----------------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                                -----------------------     ----------------------
6      Capital Contributions
                                                                                -----------------------     ----------------------
7
       ------------------------------------------------------------------       -----------------------     ----------------------
8
       ------------------------------------------------------------------       -----------------------     ----------------------
9
       ------------------------------------------------------------------       -----------------------     ----------------------
10
       ------------------------------------------------------------------       -----------------------     ----------------------
11
       ------------------------------------------------------------------       -----------------------     ----------------------
12   TOTAL CASH RECEIPTS                                                                            $0                         $0
                                                                                -----------------------     ----------------------
     CASH DISBURSEMENTS
13     Payments for Inventory                                                                        0
                                                                                -----------------------     ----------------------
14     Selling                                                                                      $0
                                                                                -----------------------     ----------------------
15     Administrative                                                                               $0
                                                                                -----------------------     ----------------------
16     Capital Expenditures
                                                                                -----------------------     ----------------------
17     Principal Payments on Debt
                                                                                -----------------------     ----------------------
18     Interest Paid                                                                                $0
                                                                                -----------------------     ----------------------
       Rent/Lease:
19           Personal Property
                                                                                -----------------------     ----------------------
20           Real Property
                                                                                -----------------------     ----------------------
       Amount Paid to Owner(s)/Officer(s)
21           Salaries
                                                                                -----------------------     ----------------------
22           Draws
                                                                                -----------------------     ----------------------
23           Commissions/Royalties
                                                                                -----------------------     ----------------------
24           Expense Reimbursements
                                                                                -----------------------     ----------------------
25           Other
                                                                                -----------------------     ----------------------
26     Salaries/Commissions (less employee withholding)
                                                                                -----------------------     ----------------------
27     Management Fees
                                                                                -----------------------     ----------------------
       Taxes:
28           Employee Withholding
                                                                                -----------------------     ----------------------
29           Employer Payroll Taxes
                                                                                -----------------------     ----------------------
30           Real Property Taxes
                                                                                -----------------------     ----------------------
31           Other Taxes
                                                                                -----------------------     ----------------------
32     Other Cash Outflows:
                                                                                -----------------------     ----------------------
33
             ------------------------------------------------------------       -----------------------     ----------------------
34
             ------------------------------------------------------------       -----------------------     ----------------------
35
             ------------------------------------------------------------       -----------------------     ----------------------
36
             ------------------------------------------------------------       -----------------------     ----------------------
37
             ------------------------------------------------------------       -----------------------     ----------------------
38           TOTAL CASH DISBURSEMENTS:                                                              $0                         $0
                                                                                -----------------------     ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                                $0                         $0
                                                                                -----------------------     ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                -----------------------     ----------------------
41   CASH BALANCE, END OF PERIOD                                                                    $0                         $0
                                                                                =======================     ======================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended   04/30/03
                                                --------

                                                                                                     ACTUAL           CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                        CURRENT MONTH     (CASE TO DATE)
                                                                                                  -------------     --------------
1      Cash Received from Sales                                                                        $5,546,721
                                                                                                ------------------   ------------
2      Rent/Leases Collected
                                                                                                ------------------   ------------
3      Interest Received
                                                                                                ------------------   ------------
4      Cash Paid to Suppliers                                                                          $1,312,603
                                                                                                ------------------   ------------
5      Cash Paid for Selling Expenses                                                                    $650,518
                                                                                                ------------------   ------------
6      Cash Paid for Administrative Expenses                                                              $43,580
                                                                                                ------------------   ------------
       Cash Paid for Rents/Leases:
7          Personal Property                                                                              $28,009
                                                                                                ------------------   ------------
8          Real Property                                                                                  $29,009
                                                                                                ------------------   ------------
9      Cash Paid for Interest
                                                                                                ------------------   ------------
10     Cash Paid for Net Payroll and Benefits                                                          $1,260,735
                                                                                                ------------------   ------------
       Cash Paid to Owner(s)/Officer(s)
11         Salaries                                                                                      $209,673
                                                                                                ------------------   ------------
12         Draws
                                                                                                ------------------   ------------
13         Commissions/Royalties
                                                                                                ------------------   ------------
14         Expense Reimbursements
                                                                                                ------------------   ------------
15         Other
                                                                                                ------------------   ------------
       Cash Paid for Taxes Paid/Deposited to Tax Acct.
16         Employer Payroll Tax                                                                           $92,822
                                                                                                ------------------   ------------
17         Employee Withholdings
                                                                                                ------------------   ------------
18         Real Property Taxes
                                                                                                ------------------   ------------
19         Other Taxes
                                                                                                ------------------   ------------
20     Cash Paid for General Expenses                                                                    $450,168
                                                                                                ------------------   ------------
21         Rebates                                                                                       $600,459
       -------------------------------------------------------------------------------------    ------------------   ------------
22
       -------------------------------------------------------------------------------------    ------------------   ------------
23
       -------------------------------------------------------------------------------------    ------------------   ------------
24
       -------------------------------------------------------------------------------------    ------------------   ------------
25
       -------------------------------------------------------------------------------------    ------------------   ------------
26
       -------------------------------------------------------------------------------------    ------------------   ------------
27         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $869,145             $0
                                                                                                ------------------   ------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28     Interest Received on Cash Accumulated Due to Chp 11 Case                                              $979
                                                                                                ------------------   ------------
29     Professional Fees Paid for Services in Connection with Chp 11 Case                              $2,105,000
                                                                                                ------------------   ------------
30     U.S. Trustee Quarterly Fees                                                                         $5,750
                                                                                                ------------------   ------------
31     KERP and PTO payments                                                                           $1,558,624
       -------------------------------------------------------------------------------------    ------------------   ------------
32         NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           ($3,668,395)            $0
                                                                                                ------------------   ------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      ($2,799,250)            $0
                                                                                                ------------------   ------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34     Capital Expenditures
                                                                                                ------------------   ------------
35     Proceeds from Sales of Capital Goods due to Chp 11 Case                                        $42,380,664
                                                                                                ------------------   ------------
36
       -------------------------------------------------------------------------------------    ------------------   ------------
37         NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $42,380,664             $0
                                                                                                ------------------   ------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38     Net Borrowings (Except Insiders)
                                                                                                ------------------   ------------
39     Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                ------------------   ------------
40     Capital Contributions
                                                                                                ------------------   ------------
41     Principal Payments                                                                              $4,602,484
                                                                                                ------------------   ------------
42
       -------------------------------------------------------------------------------------    ------------------   ------------
43         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           ($4,602,484)            $0
                                                                                                ------------------   ------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            $34,978,930             $0
                                                                                                ------------------   ------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                  $3,064,884
                                                                                                ------------------   ------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $38,043,814             $0
                                                                                                ==================   ============

SONICblue Inc.                                                        Exhibit 1b
Payments for Pre-Petition Liabilities

Vendor
Global Fulfillment Services                      $350,459.17      4/7/2003 rebates
Global Fulfillment Services                      $250,000.00      4/8/2003 rebates
Greenwood Software                                 $7,771.95     4/17/2003 consulting services

SONICblue, Inc                                                        Exhibit 3
Salary Payments to Officers

Name                            4/4/03          4/18/03         5/2/03         Total
----                           --------        ---------       --------        -----
Ballard, L. Gregory         $   15,384.62  $   15,384.62  $    7,692.31  $    38,461.55
Brachocki, Edward J.
Burns, Richard
Gershon, David
Hastings, Jeffrey S.
Hollingsworth, James P.
Ponikvar, Frank C.
Shah, Pankaj
Smith, Marcus               $    9,615.39  $    9,615.39  $   11,692.35  $    30,923.13
                            -------------  -------------  -------------  --------------
Total                       $   83,461.56  $   81,730.79  $   44,480.66  $   209,673.01
                            =============  =============  =============  ==============

  HOME                                STREET    STREET                    ZIP    TYPE HIRE  BI-WKLY  HOURLY               PTO
DEPARTMENT       NAME                  LINE1     LINE2    CITY   STATE   CODE      DATE      RATE     RATE   VACBAL    LIABILITY
 001010     Schlief, Steven G.
 001020     Connolly, James P.
 001020     Nelson, Michael
 001025     Lee, Stacy Sang
 001025     Pham, Cindy
 001030     Jaszanovits, Yvette
 001030     Yoo, Kyong Suk
 001040     Aranda, Jose M.
 001040     Arrazola, Pedro
 001040     Bazan, Peggy
 001040     Nguyen, John
 001040     Rivera, Roberto
 001040     Santos, Michael A.
 001040     Sykora, Jan
 001130     Byres, Keith A.
 002210     Crowell, Kristine
 002210     Hastings, Jeffrey S.
 002215     Bach, Phuong
 002215     Carpenter, Robert
 002215     Crabb, Peter
 002215     Freeman, Robin
 002215     Kovacs, John
 002215     Larsen, Donald C.
 002215     Martin, Larry
 002215     Middleton, Mark E.
 002215     Parekh, Jateen
 002215     Randall, John
 002215     Tran, Steve V.
 002215     Williams, Marshall
 002220     Briggs, Adam
 002220     Chang, Dukhyung
 002220     Cotton, Lorenzo
 002220     Dow, Christopher H.
 002220     Fry, Christopher
 002220     Goodwin, Mark
 002220     Ha, Seung-Won
 002220     Landrum, Tatiana
 002220     Puchta, Georg
 002220     Ronsheimer, Eric
 002220     Sanders, Gary
 002220     Seto, Lynda Kitlyn
 002220     Shaffer, Theodore A.
 002220     Sletten, Daniel
 002220     Strack, Erik
 002220     Vasudevan, Naresh
 002220     Vasudevan, Shanmugam
 002220     Westerhoff, David
 002220     Williams, Michael Kent
 002225     Baxter, Jason
 002225     Carrera, Gonzalo
 002225     Chiang, Tom

  HOME                                STREET    STREET                    ZIP   TYPE HIRE    BI-WKLY    HOURLY              PTO
DEPARTMENT       NAME                  LINE1     LINE2    CITY   STATE   CODE     DATE        RATE       RATE    VACBAL  LIABILITY
 002225     Daly, Kevin
 002225     Dawson, Marc
 002225     Day, Patrick
 002225     Deeth, Andrew D.
 002225     Fore, Karen C.
 002225     Garcia, Bruce A.
 002225     Gunawan, Indra
 002225     Hively, Taylor D.
 002225     Lunch, Benjamin
 002225     Pignon, Philippe
 002225     Platt, Kenneth
 002225     Spaeth, Geoffrey
 002225     Vang, Nong L.
 002230     Hirsch, Mark
 002235     Cooney, Hugh E.
 002235     Evans, Don
 002235     Gardner, Robert
 002235     King, Edward J.
 002235     Labombarda, Mark P.
 002235     Tsai, Larry
 002240     Shah, Pankaj
 003450     Burns, Richard
 003450     Christopherson, Kerann
 003450     Gonzalez, Laura
 003450     Hashimoto, Toshihiko Carl
 003450     Hill, Noriko M.
 003450     Johnson, Jenille
 003450     Minson, Tara
 003450     Storino, Anthony J.
 004135     Bendziewicz, Jill
 004135     Griffin, Thomas
 004135     Holland, Ann S.
 004135     Hollingsworth, James P.
 004135     Noga, Amy S.
 004135     Stephenson, James
 004135     Woloshun, Ronald
 004155     Brangan, Kevin
 004155     Miller, Gilbert D.
 004155     Yeung, Kevin
 004160     Lee, Edward
 004160     Rohling, Carl
 004165     Bullwinkle, Richard
 004165     Heldt, Victor
 004165     O'Hara, Lance R.
 004170     Angiletta, Michael
 004170     Gupta, Roma
 004170     Myers, David
 004170     Reno, Keri E.
 004175     Purnell, Ross
 004175     Sanyal, Amanda C.
 005110     Ballard, L. Gregory                                                             $15,384.62  $192.31
 005110     Bullock, Cheryl

  HOME                                STREET    STREET                    ZIP    TYPE HIRE  BI-WKLY    HOURLY               PTO
DEPARTMENT       NAME                  LINE1     LINE2    CITY   STATE   CODE      DATE      RATE       RATE   VACBAL    LIABILITY
 005150     Gershon, David
 005150     Meisels, David
 005210     Pulido, Jasmine L.
 005210     Quevedo, Lauren M.
 005210     Stenehjem, Beverley A.
 005312     Bumbaca-DeMera, Bunny M.
 005312     Chang, Cheng-I
 005312     Choi, Sunghee
 005312     Chou, Cindy H.
 005312     Hover, Ann
 005312     Hutaff, Oliver
 005312     Kozina, Susan A.
 005312     McClintock, Matthew L.
 005312     Mendoza, Victoria
 005312     Morimoto, Douglas
 005312     Mundt, David
 005312     Nagpurwala, Ishaq
 005312     Onongaya, Joel
 005312     Provence, Darien
 005312     Salvucci, Nanci
 005312     Shea, Ian
 005312     Smith, Marcus                                                                   $9,615.39  $120.19
 005312     Ta, Andy (tri)
 005410     Bisen, Abhay
 005410     Boyd, Kathleen M.
 005410     Fazzio Jr., Frank J.
 005410     Harris, Melinda
 005410     Kerr, Claire L.
 005410     Lindgren, Robert
 005410     Listol, Eric D.
 005410     O'Neil, Colin
 005410     Oliver, Jeanine M.
 005410     Ponikvar, Frank C.
 005410     Strickland, Jeffrey
 005410     Studenicka, Todd R.
 005410     Thakur, Nita
 005515     Campbell, Penny
 005515     Davis, Anthony
 005515     Machuca, Julio
 006120     Allydice, Lyndon C.
 006120     Andrews, Shawn K
 006120     Galey, William E.
 006120     Jeffers, Cary S.
 006120     Laack, Travis L.
 006120     Macapanpan, Renato
 006120     Sandvig, Jennifer
 009000     Bakhtegan, Siamak
 009000     Holmes, Corrina L.
 009000     Voltmer, F. Andrew
 081025     Baker, Thomas J.
 081025     Castro, Israel
 081025     Geiger, Edward

  HOME                                STREET    STREET                    ZIP    TYPE HIRE  BI-WKLY  HOURLY              PTO
DEPARTMENT       NAME                  LINE1     LINE2    CITY   STATE   CODE      DATE      RATE     RATE    VACBAL  LIABILITY
 081025     Hanson, Leah Michelle
 081025     Prince, Julie L.
 081025     Todd, Gregory L.
 081025     Winchell, Amy
 081030     Donnelly, James H.
 081035     Din, Sheraz
 081035     Elmers, Scott A.
 081035     Hewlett, Gregory M.
 081035     Reis, Robert
 081035     Retana, Mariano
 081035     Sneed, Aaron
 081045     Anthony, Craig M.
 081045     Attwood, Michael A.
 081045     Barney, David J.
 081045     Caballero, Ricardo G.
 081045     Hopper, Laudine H.
 081045     Houser, John R.
 081045     Napier, Bonnie J.
 082225     Brown, Stanley B.
 082225     Key, Richard T.
 082225     McHatton, William A.
 082235     Kraft, Charles J.
 083450     Carr, Michelle M.
 083450     Halaburda, Daniel J.
 083450     Harris, Jonathan M.
 083450     Laskos, Lynn M.
 083450     Mulvehill, James T.
 083450     Muniz, Frank R.
 083450     Petersen, Kevin M.
 083450     Sobol, Kerry J
 084145     Brachocki, Edward J.
 084145     Cheon, Tae Nam
 084145     Chevalier, Christopher W.
 084145     Ernst, Russ
 084145     Longley, Stephen B.
 084145     Maenle, Amy J.
 084145     Porter, Christopher L.
 084145     Taylor, Sharon K.
 085312     Stark, Rollin L.
 085410     Stocker, Marc B.
 085517     Brack, Linda R.
                                                                                                                      $1,058,624.07

Exhibit 1a